Filed pursuant to 497(k)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG FQ Long-Short Equity Fund

Supplement dated March 19, 2021 to the Summary Prospectus, dated February 1, 2021

The following information supplements and supersedes any information to the contrary relating to AMG FQ Long-Short Equity Fund (the “Fund”), a series of AMG Funds I (the “Trust”), contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated as noted above.

At a meeting held on March 17-18, 2021 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of River Road Asset Management, LLC (“River Road” or the “Subadviser”) as the subadviser to the Fund on an interim basis to replace First Quadrant, L.P. (“First Quadrant”), effective on or about March 22, 2021 (the “Implementation Date”). The appointment of River Road is pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and River Road (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the existing subadvisory agreement between AMGF and First Quadrant with respect to the Fund (the “Existing Subadvisory Agreement”), which is expected to occur on March 22, 2021, or the approval of a new subadvisory agreement between AMGF and River Road by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of River Road as the subadviser to the Fund, a new subadvisory agreement between AMGF and River Road (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by River Road under the Interim Subadvisory Agreement approved by the Board is lower than the rate of compensation that First Quadrant would have received under the Existing Subadvisory Agreement.

In connection with the hiring of River Road, effective as of the Implementation Date, the Fund (i) changed its name from AMG FQ Long-Short Equity Fund to AMG River Road Large Cap Value Select Fund, (ii) made changes to its principal investment strategies and principal risks, and (iii) replaced its primary benchmark index with the Russell 1000® Value Index and removed its secondary benchmark index.

Also in connection with the hiring of River Road, the Board approved the following fee changes for the Fund, all of which will be implemented upon the effectiveness of the New Subadvisory Agreement and will result in the overall reduction of the Fund’s net expense ratios: (i) the Fund’s existing contractual expense limitation agreement with AMGF will be replaced with a new contractual expense limitation agreement with AMGF pursuant to which AMGF will agree, through at least March 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.60% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances; and (ii) the amount of shareholder servicing fees Class I shares of the Fund are authorized to pay to financial intermediaries will be decreased from 0.10% to 0.05%.

The disposition of Fund securities in connection with the transition of the Fund’s investment objective and strategies is expected to cause the Fund to realize taxable income for U.S. federal income tax purposes. The Fund may make a special distribution to shareholders of all or a portion of such income and any other undistributed income for the current taxable year. This distribution will be taxable to shareholders who hold their shares in a taxable account. See “Certain Federal Income Tax Information” for further information.

In addition, effective as of the Implementation Date, the Summary Prospectus is amended as follows:

All references to the name of the Fund shall refer to AMG River Road Large Cap Value Select Fund.

The section titled “Principal Investment Strategies” beginning on page 1 is deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-capitalization companies. The Fund currently considers large-capitalization companies to be those with market capitalizations at the time of acquisition within the capitalization range of the Russell 1000® Index (between $1.8 billion and $1,400.5 billion as of May 8, 2020, the date of the latest reconstitution of the Index (implemented by the Index June 26, 2020)). This capitalization range will change over time. The Fund may continue to hold securities of a portfolio company that subsequently drops below or appreciates above this capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in securities of large-capitalization companies at any given time. Under normal conditions, the Fund intends to invest its assets in the equity securities of a limited number of issuers.

The Fund invests primarily in equity securities that River Road Asset Management, LLC, the subadviser to the Fund (“River Road” or the “Subadviser”) believes are undervalued, including common stock, foreign securities (directly and through depositary receipts) and real estate investment trusts (“REITs”). Value investing involves buying stocks that River Road believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. The Fund may also invest in common stock of companies with market capitalizations that are below that of the Russell 1000® Index at the time of acquisition, convertible securities, preferred securities, and publicly traded partnerships (“PTPs”), including, but not limited to, master limited partnerships (“MLPs”). The Fund may also invest in exchange-traded funds (“ETFs”)

The Subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to generate attractive, sustainable, low volatility returns over the long term, with an emphasis on minimizing downside portfolio risk.

The Subadviser builds the Fund’s portfolio from the bottom up, making security-specific research central to the Subadviser’s process. At the core of the Subadviser’s Absolute Value® approach is a systematic method for assessing the ‘risk-to-reward’ characteristics of an investment. The goal of the research process is to formulate two outputs from which an investment decision is made – conviction rating (risk) and discount to value (reward). A stock’s conviction rating combined with its discount to value determine not only whether the stock qualifies for investment, but also how the stock will be sized within the Fund.

To seek to manage risk, the Subadviser employs a structured sell discipline.

The section titled “Principal Risks” beginning on page 2 is revised to remove “Credit and Counterparty Risk,” “Derivatives Risk,” “Growth Stock Risk,” “Hedging Risk,” “Leverage Risk,” “Model and Data Risk,” “Short Sales Risk” and “Small- and Mid-Capitalization Stock Risk” as principal risks of the Fund and to add the following as principal risks of the Fund:

Convertible Securities Risk—convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible debt securities, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.

Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Exchange-Traded Fund Risk—because exchange-traded funds incur their own costs, investing in them could result in a higher cost to the investor.

Focused Investment Risk—to the extent the Fund invests a substantial portion of its assets in a relatively small number of securities or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, it generally will be subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of the Fund would be more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector.

Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.

Master Limited Partnership Risk—investments in master limited partnerships are subject to similar risks to those associated with the specific industry or industries in which the partnership invests, such as the risk of investing in the real estate or oil and gas industries. In addition, investments in master limited partnerships are subject to the risks of investing in a partnership, including limited control and voting rights on matters affecting the partnership and fewer investor protections compared to corporations.

PTP Risk—investing in PTPs (including master limited partnerships) involves special risks in addition to those typically associated with publicly traded companies. PTPs are exposed to the risks of their underlying assets, which in many cases includes the same types of risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk. PTPs are also subject to capital markets risk, which is the risk that they may be unable to raise capital to execute their growth strategies. PTPs are also subject to tax risk, which is the risk that PTPs may lose their partnership status for tax purposes. The Fund’s ability to make investments in certain PTPs, including master limited partnerships, can be limited by the Fund’s intention to qualify as a regulated investment company, and if the Fund does not appropriately limit such investments or if such investments are re-characterized for U.S. federal income tax purposes, the Fund’s status as a regulated investment company may be jeopardized.

Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the communication services and financials sectors may comprise a significant portion of the Fund’s portfolio. The communication services sector is subject to government regulation and can be significantly affected by intense competition and technology changes. Companies in the communication services sector may be more susceptible to cybersecurity issues, such as hacking, theft of proprietary or consumer information, or disruptions in service, than companies in other industries and may encounter distressed cash flows due to the need to commit substantial capital to develop new products and services that utilize new technology or to meet increasing competition. Unique risks of the financials sector include, but are not limited to, government regulation uncertainty, yield curve fluctuation, asset flow fluctuation, and capital market fluctuations.

Also with respect to the section titled “Principal Risks” beginning on page 2, the principal risks shall appear in the following order: Market Risk; Focused Investment Risk; Large-Capitalization Stock Risk; Management Risk; Sector Risk; Value Stock Risk; Convertible Securities Risk; Currency Risk; Exchange-Traded Fund Risk; Foreign Investment Risk; High Portfolio Turnover Risk; Master Limited Partnership Risk; PTP Risk; and Real Estate Industry Risk.

In the section titled “Performance” on page 3, the first paragraph is deleted and replaced with the following:

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broad-based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

As of March 22, 2021, River Road was appointed as subadviser to the Fund and the Fund changed its name to “AMG River Road Large Cap Value Select Fund,” adopted its current investment strategies and began comparing its performance to the Russell 1000® Value Index. The Fund’s performance information for periods prior to March 22, 2021 reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect.

The performance information for the Fund’s Class N shares (formerly Investor Class shares, which were renamed Class N shares on October 1, 2016 (formerly Class A shares, which were renamed Investor Class shares on December 1, 2012)) for periods prior to December 1, 2012, does not reflect the impact of the front-end and deferred sales charges (loads) that were in effect until December 1, 2012. Effective October 1, 2016, outstanding Institutional Class shares of the Fund were renamed Class I shares.

To obtain updated performance information, please visit www.amgfunds.com or call 800.548.4539.

The Average Annual Total Returns table in the section titled “Performance” on page 3 is deleted and replaced with the following:

Average Annual Total Returns as of 12/31/20

AMG River Road Large Cap Value Select Fund	1 Year	5 Years	10 Years
Class N Return Before Taxes	-4.26%	7.55%	9.15%
Class N Return After Taxes on Distributions	-4.26%	4.94%	7.46%
Class N Return After Taxes on Distributions and Sale of Fund Shares	-2.52%	5.04%	6.96%
Class I Return Before Taxes	-4.00%	7.88%	9.45%
Russell 1000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	2.80%	9.74%	10.50%
Russell 3000® Index[1] (reflects no deduction for fees, expenses or taxes)	20.89%	15.43%	13.79%

[1]

The Russell 1000® Value Index replaced the Russell 3000® Index as the Fund’s benchmark on March 22, 2021 because the Investment Manager and Subadviser believe the new benchmark is more representative of the Fund’s current investment strategies.

The section titled “Portfolio Management” on page 3 is deleted and replaced with the following:

PORTFOLIO MANAGEMENT

Investment Manager

AMG Funds LLC

Subadviser

River Road Asset Management, LLC

(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of a definitive subadvisory agreement)

Portfolio Managers

Matthew W. Moran, CFA

Vice President and Portfolio Manager of River Road;

Portfolio Manager of the Fund since March 2021.

Daniel R. Johnson, CFA, CPA

Vice President and Portfolio Manager of River Road;

Portfolio Manager of the Fund since March 2021.

In addition, effective if and when the New Subadvisory Agreement takes effect, the Summary Prospectus is amended as follows:

The sections titled “Fees and Expenses of the Fund” and “Expense Example” on page 1 are deleted and replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I
Management Fee	0.35%	0.35%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses[1]	0.48%	0.43%

Total Annual Fund Operating Expenses	1.08%	0.78%

Fee Waiver and Expense Reimbursements[2]	(0.13)%	(0.13)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	0.95%	0.65%

[1]	Expense information has been restated to reflect current fees.
[2]

AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.60% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds I Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2023. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$97	$324	$576	$1,299
Class I	$66	$229	$414	$948

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE